Exhibit 10.1

AMENDMENT NO. 1

Dated as of June 16, 2010

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of November 17, 2009

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of June 16, 2010 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Fifth Amended and Restated Transfer and Administration Agreement dated as of November 17, 2009 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. The parties hereto desire to amend Exhibit Q to the TAA by (i) deleting certain existing Transferring Affiliates as specified in Section 1.1 below that have become dormant and have ceased to generate Receivables or have merged with other Transferring Affiliates and (ii) adding the entities specified in Section 1.2 below as new Transferring Affiliates.

C. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to TAA. Subject to the conditions precedent set forth in Section 3 below and effective as of the Effective Date (also as defined below), the TAA is hereby amended as follows:

1.1 Exhibit Q to the TAA is amended to delete the entities specified below from the list of Transferring Affiliates; provided that each such entity shall continue to be a “Transferring Affiliate” with respect to any Receivables that arose prior to the date hereof.

Terminated Transferring Affiliates:

Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.
Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC

Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.
RCG Whitehaven, LLC
RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

1.2 Exhibit Q to the TAA is further amended to add the entities specified below to the list of Transferring Affiliates.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

An updated Exhibit Q, reflecting all the foregoing deletions and additions, is attached to this Amendment as Exhibit A.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b) Amendment No. 2 to the Transferring Affiliate Letter, substantially in the form of Exhibit B attached hereto, duly executed by the parties thereto; and

(c) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

Section 3. Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 4. Reference to and Effect on the TAA.

4.1 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Vice President & Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Vice President & Treasurer

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

WESTLB AG, NEW YORK BRANCH, as Agent,
an Administrative Agent and as a Bank Investor

By:	/s/ Matthew F. Tallo

Name: Matthew F. Tallo
Title: Executive Director

By:	/s/ Vesselina Koleva

Name: Vesselina Koleva
Title: Director

PARADIGM FUNDING LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent and as a Bank Investor

By:	/s/ Vincent Dolan

Name: Vincent Dolan Title: Vice President

By:	/s/ L.A. Wynter

Name: Lori-Ann Wynter
Title: Vice President

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Damian Perez

Name: Damian Perez
Title: Vice President

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Darren Ward

Name: Darren Ward
Title: Director, Asset-Backed Finance

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Jill A. Russo

Name: Jill A. Russo
Title: Vice President

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK (f/k/a
CALYON NEW YORK BRANCH), as an
Administrative Agent and as a Bank Investor

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

By:	/s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor

By: Credit Agricole Corporate and Investment
Bank, New York (f/k/a Calyon New York Branch),
its Attorney-in-Fact

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

By:	/s/ Konstantina Kourmpetis

Name: Konstantina Kourmpetis
Title: Managing Director

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

BARCLAYS BANK PLC, as an Administrative Agent

By:	/s/ Jeffrey Goldberg

Name: Jeffrey Goldberg
Title: Director

SALISBURY RECEIVABLES COMPANY, LLC,
as a Conduit Investor and a Bank Investor

By:	/s/ David Mira

Name: David Mira
Title: Associate Director

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

ROYAL BANK OF CANADA, as an Administrative Agent and as a Bank Investor

By:	/s/ Janine D. Marsini

Name: Janine D. Marsini
Title: Authorized Signatory

By:	/s/ Edward V. Westerman

Name: Edward V. Westerman
Title: Authorized Signatory

OLD LINE FUNDING, LLC,
as a Conduit Investor

By:	/s/ Janine D. Marsini

Name: Janine D. Marsini
Title: Authorized Signatory

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as a Bank Investor

By:	/s/ Stefan Brandauer

Name: Stefan Brandauer
Title: VP

By:	/s/ Bjorn Mouner

Name: Bjorn Mouner
Title: VP

Signature Page Amendment No. 1 to Fifth Amended
and Restated Transfer and Administration Agreement

EXHIBIT A

EXHIBIT Q

to

FIFTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF TRANSFERRING AFFILIATES

Chief Executive Office for each Transferring Affiliate:	920 Winter Street Waltham, Massachusetts 02451-1457

Original Transferring Affiliates	State of
(before October 19, 2006)	Incorporation

Bio-Medical Applications Management Company, Inc.	Delaware
Bio-Medical Applications of Alabama, Inc.	Delaware
Bio-Medical Applications of Anacostia, Inc.	Delaware
Bio-Medical Applications of Aguadilla, Inc.	Delaware
Bio-Medical Applications of Arecibo, Inc.	Delaware
Bio-Medical Applications of Arkansas, Inc.	Delaware
Bio-Medical Applications of Bayamon, Inc.	Delaware
Bio-Medical Applications of Blue Springs, Inc.	Delaware
Bio-Medical Applications of Caguas, Inc.	Delaware
Bio-Medical Applications of California, Inc.	Delaware
Bio-Medical Applications of Camarillo, Inc.	Delaware
Bio-Medical Applications of Capitol Hill, Inc.	Delaware
Bio-Medical Applications of Carolina, Inc.	Delaware
Bio-Medical Applications of Carson, Inc.	Delaware
Bio-Medical Applications of Clinton, Inc.	Delaware
Bio-Medical Applications of Columbia Heights, Inc.	Delaware
Bio-Medical Applications of Connecticut, Inc.	Delaware
Bio-Medical Applications of Delaware, Inc.	Delaware
Bio-Medical Applications of Dover, Inc.	Delaware
Bio-Medical Applications of Eureka, Inc.	Delaware
Bio-Medical Applications of Fayetteville, Inc.	Delaware
Bio-Medical Applications of Florida, Inc.	Delaware
Bio-Medical Applications of Fremont, Inc.	Delaware
Bio-Medical Applications of Fresno, Inc.	Delaware
Bio-Medical Applications of Georgia, Inc.	Delaware
Bio-Medical Applications of Guayama, Inc.	Delaware
Bio-Medical Applications of Humacao, Inc.	Delaware
Bio-Medical Applications of Illinois, Inc.	Delaware
Bio-Medical Applications of Indiana, Inc.	Delaware
Bio-Medical Applications of Kansas, Inc.	Delaware
Bio-Medical Applications of Kentucky, Inc.	Delaware
Bio-Medical Applications of Long Beach, Inc.	Delaware
Bio-Medical Applications of Los Gatos, Inc.	Delaware

Original Transferring Affiliates	State of
(before October 19, 2006)	Incorporation

Bio-Medical Applications of Louisiana, LLC	Delaware
Bio-Medical Applications of Maine, Inc.	Delaware
Bio-Medical Applications of Manchester, Inc.	Delaware
Bio-Medical Applications of Maryland, Inc.	Delaware
Bio-Medical Applications of Massachusetts, Inc.	Delaware
Bio-Medical Applications of Mayaguez, Inc.	Delaware
Bio-Medical Applications of Michigan, Inc.	Delaware
Bio-Medical Applications of Minnesota, Inc.	Delaware
Bio-Medical Applications of Mission Hills, Inc.	Delaware
Bio-Medical Applications of Mississippi, Inc.	Delaware
Bio-Medical Applications of Missouri, Inc.	Delaware
Bio-Medical Applications of MLK, Inc.	Delaware
Bio-Medical Applications of Nevada, Inc.	Nevada
Bio-Medical Applications of New Hampshire, Inc.	Delaware
Bio-Medical Applications of New Jersey, Inc.	Delaware
Bio-Medical Applications of New Mexico, Inc.	Delaware
Bio-Medical Applications of North Carolina, Inc.	Delaware
Bio-Medical Applications of Northeast D.C., Inc.	Delaware
Bio-Medical Applications of Oakland, Inc.	Delaware
Bio-Medical Applications of Ohio, Inc.	Delaware
Bio-Medical Applications of Oklahoma, Inc.	Delaware
Bio-Medical Applications of Pennsylvania, Inc.	Delaware
Bio-Medical Applications of Ponce, Inc.	Delaware
Bio-Medical Applications of Puerto Rico, Inc.	Delaware
Bio-Medical Applications of Rhode Island, Inc.	Delaware
Bio-Medical Applications of Rio Piedras, Inc.	Delaware
Bio-Medical Applications of San Antonio, Inc.	Delaware
Bio-Medical Applications of San German, Inc.	Delaware
Bio-Medical Applications of San Juan, Inc.	Delaware
Bio-Medical Applications of South Carolina, Inc.	Delaware
Bio-Medical Applications of Southeast Washington, Inc.	Delaware
Bio-Medical Applications of Tennessee, Inc.	Delaware
Bio-Medical Applications of Texas, Inc.	Delaware
Bio-Medical Applications of the District of Columbia, Inc.	Delaware
Bio-Medical Applications of Ukiah, Inc.	Delaware
Bio-Medical Applications of Virginia, Inc.	Delaware
Bio-Medical Applications of West Virginia, Inc.	Delaware
Bio-Medical Applications of Wisconsin, Inc.	Delaware
Bio-Medical Applications of Woonsocket, Inc.	Delaware
Dialysis America Georgia, LLC	Delaware
Dialysis Associates of Northern New Jersey, L.L.C.	New Jersey
Everest Healthcare Holdings, Inc.	Delaware
Everest Healthcare Indiana, Inc.	Indiana
Everest Healthcare Rhode Island, Inc.	Delaware

Original Transferring Affiliates	State of
(before October 19, 2006)	Incorporation

Everest Healthcare Texas Holding Corp.	Delaware
Everest Healthcare Texas, L.P.	Delaware
Fresenius Medical Care Dialysis Services Colorado LLC	Delaware
Fresenius Medical Care Dialysis Services — Oregon, LLC	Oregon
Fresenius Management Services, Inc.	Delaware
Fresenius USA Marketing, Inc.	Delaware
Fresenius USA, Inc.	Massachusetts
Gulf Region Mobile Dialysis, Inc.	Delaware
Home Dialysis of America, Inc.	Arizona
Home Dialysis of Muhlenberg County, Inc.	Kentucky
National Medical Care, Inc.	Delaware
North Buckner Dialysis Center, Inc.	Delaware
Northern New Jersey Dialysis, L.L.C.	Delaware
Qualicenters, Inc.	Colorado
San Diego Dialysis Services, Inc.	Delaware
Spectra East, Inc.	Delaware
Spectra Laboratories, Inc.	Nevada
Terrell Dialysis Center, L.L.C.	Delaware
Conejo Valley Dialysis, Inc.	California
Dialysis Services of Cincinnati, Inc.	Ohio
Dialysis Services, Inc.	Texas
Dialysis Specialists of Topeka, Inc.	Kansas
Dialysis Specialists of Tulsa, Inc.	Oklahoma
Everest Healthcare Ohio, Inc.	Ohio
Haemo-Stat, Inc.	California
Santa Barbara Community Dialysis Center, Inc.	California
WSKC Dialysis Services, Inc.	Illinois
Du Page Dialysis, Ltd.	Illinois

Additional Transferring Affiliates	State of
(added October 19, 2006)	Incorporation

Brevard County Dialysis, LLC	Florida
Clayton County Dialysis, LLC	Georgia
Clermont Dialysis Center, LLC	Georgia
Columbus Area Renal Alliance, LLC	Delaware
Dialysis Associates, LLC	Tennessee
Dialysis Centers of America — Illinois, Inc.	Illinois
Dialysis Management Corporation	Texas
Dialysis Services of Atlanta, Inc.	Georgia
Douglas County Dialysis, LLC	Georgia
Doylestown Acute Renal Services, L.L.C.	Pennsylvania
Fondren Dialysis Clinic, Inc.	Texas
Fort Scott Regional Dialysis Center, Inc.	Missouri
Four State Regional Dialysis Center, Inc.	Missouri

Additional Transferring Affiliates	State of
(added October 19, 2006)	Incorporation

Henry Dialysis Center, LLC	Georgia
Holton Dialysis Clinic, LLC	Georgia
Jefferson County Dialysis, Inc.	Arkansas
KDCO, Inc.	Missouri
Kentucky Renal Care Group, LLC	Delaware
Lawton Dialysis, Inc.	Arkansas
Little Rock Dialysis, Inc.	Arkansas
Maumee Dialysis Services, LLC	Delaware
Miami Regional Dialysis Center, Inc.	Missouri
Michigan Home Dialysis Center, Inc.	Michigan
National Nephrology Associates Management Company of Texas, Inc.	Texas
National Nephrology Associates of Texas, L.P.	Texas
NNA Management Company of Kentucky, Inc.	Kentucky
NNA Management Company of Louisiana, Inc.	Louisiana
NNA of Alabama, Inc.	Alabama
NNA of East Orange, L.L.C.	New Jersey
NNA of Florida, LLC	Florida
NNA of Georgia, Inc.	Delaware
NNA of Harrison, L.L.C.	New Jersey
NNA of Louisiana, LLC	Louisiana
NNA of Nevada, Inc.	Nevada
NNA of Newark, L.L.C.	New Jersey
NNA of Oklahoma, Inc.	Nevada
NNA of Oklahoma, L.L.C.	Oklahoma
NNA of Rhode Island, Inc.	Rhode Island
NNA of Toledo, Inc.	Ohio
NNA-Saint Barnabas, L.L.C.	New Jersey
NNA-Saint Barnabas-Livingston, L.L.C.	New Jersey
Norcross Dialysis Center, LLC	Georgia
Northeast Alabama Kidney Clinic, Inc.	Alabama
Physicians Dialysis Company, Inc.	Pennsylvania
RCG Bloomington, LLC	Delaware
RCG East Texas, LLP	Delaware
RCG Indiana, L.L.C.	Delaware
RCG Irving, LLP	Delaware
RCG Martin, LLC	Delaware
RCG Memphis East, LLC	Delaware
RCG Memphis, LLC	Delaware
RCG Mississippi, Inc.	Delaware
RCG University Division, Inc.	Tennessee
RCG West Health Supply, L.C.	Arizona
Renal Care Group Alaska, Inc.	Alaska
Renal Care Group East, Inc.	Pennsylvania
Renal Care Group Michigan, Inc.	Delaware

Additional Transferring Affiliates	State of
(added October 19, 2006)	Incorporation

Renal Care Group Northwest, Inc.	Delaware
Renal Care Group of the Midwest, Inc.	Kansas
Renal Care Group of the Ozarks, LLC	Delaware
Renal Care Group of the South, Inc.	Delaware
Renal Care Group of the Southeast, Inc.	Florida
Renal Care Group Ohio, Inc.	Delaware
Renal Care Group South New Mexico, LLC	Delaware
Renal Care Group Southwest Holdings, Inc.	Delaware
Renal Care Group Southwest, L.P.	Delaware
Renal Care Group Texas, Inc.	Texas
Renal Care Group Texas, LP	Delaware
Renal Care Group Westlake, LLC	Delaware
Renal Care Group, Inc.	Delaware
RenalPartners, Inc.	Delaware
Renex Corp.	Florida
Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
Renex Dialysis Clinic of Doylestown, Inc.	Pennsylvania
Renex Dialysis Clinic of Maplewood, Inc.	Missouri
Renex Dialysis Clinic of Orange, Inc.	New Jersey
Renex Dialysis Clinic of Philadelphia, Inc.	Pennsylvania
Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
Renex Dialysis Clinic of South Georgia, Inc.	Georgia
Renex Dialysis Clinic of St. Louis, Inc.	Missouri
Renex Dialysis Clinic of Tampa, Inc.	Florida
Renex Dialysis Clinic of Union, Inc.	Missouri
Renex Dialysis Clinic of University City, Inc.	Missouri
Renex Dialysis Clinic of Woodbury, Inc.	New Jersey
Renex Dialysis Facilities, Inc.	Mississippi
Smyrna Dialysis Center, LLC	Georgia
SSKG, Inc.	Illinois
STAT Dialysis Corporation	Delaware
Stone Mountain Dialysis Center, LLC	Georgia
Stuttgart Dialysis, LLC	Arkansas
Three Rivers Dialysis Services, LLC	Delaware
West Palm Dialysis, LLC	Georgia
Wharton Dialysis, Inc.	Texas

Additional Transferring Affiliates	State of
(added November 17, 2009)	Incorporation

Apheresis Care Group, Inc.	Delaware
Bio-Medical Applications of Amarillo, Inc.	Delaware
Bio-Medical Applications of Wyoming, LLC	Delaware

Additional Transferring Affiliates	State of
(added November 17, 2009)	Incorporation

Dialysis Services of Southeast Alaska, LLC	Alaska
Dialysis Specialists of Marietta, Ltd.	Ohio
FMS Philadelphia Dialysis, LLC	Delaware
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care Health Plan, Inc.)	Delaware
Fresenius Medical Care Comprehensive CKD Services, Inc.	Delaware
Fresenius Medical Care Healthcare Recruitment, LLC	Delaware
Fresenius Medical Care Holdings, Inc.	New York
Fresenius Medical Care of Illinois, LLC	Delaware
Fresenius Medical Care Pharmacy Services, Inc.	Delaware
Fresenius Medical Care PSO, LLC	Delaware
Fresenius Medical Care Rx, LLC	Delaware
Fresenius Medical Care Ventures Holding Company, Inc.	Delaware
Fresenius Medical Care Ventures, LLC	Delaware
Fresenius USA Manufacturing, Inc.	Delaware
Homestead Artificial Kidney Center, Inc.	Florida
Integrated Renal Care of the Pacific, LLC	Hawaii
Metro Dialysis Center — Normandy, Inc.	Missouri
Metro Dialysis Center — North, Inc.	Missouri
Nephromed LLC	Delaware
NMC Services, Inc.	Delaware
QualiCenters Albany, Ltd.	Colorado
QualiCenters Bend, LLC	Colorado
QualiCenters Coos Bay, Ltd.	Colorado
QualiCenters Eugene-Springfield Ltd.	Colorado
QualiCenters Inland Northwest LLC	Colorado
QualiCenters Pueblo, LLC	Colorado
QualiCenters Salem, LLC	Colorado
QualiCenters Sioux City LLC	Colorado
Renaissance Health Care, Inc.	Delaware
Renal Care Group of the Rockies, LLC	Delaware
Renal Care Group Southwest Michigan, LLC	Delaware
Renal Care Group Toledo, LLC	Delaware
Renal Care Group-Harlingen, L.P.	Delaware
Renal Solutions, Inc.	Indiana
S.A.K.D.C., Inc.	Texas
SORB Technology, Inc.	Mississippi
Spectra Diagnostics, LLC	Delaware
Spectra Medical Data Processing, LLC	Delaware
Spectra Renal Research, LLC	Delaware
St. Louis Regional Dialysis Center, Inc.	Missouri
Tappahannock Dialysis Center, Inc.	Virginia
U.S. Vascular Access Holdings, LLC	Delaware
Warrenton Dialysis Facility, Inc.	Virginia
West End Dialysis Center, Inc.	Virginia

Additional Transferring Affiliates	State of
(added June 16, 2010)	Incorporation

Fresenius Medical Care Apheresis Services, LLC	Delaware
Fresenius Vascular Care, Inc.	Delaware
(f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC	Delaware
New York Dialysis Services, Inc.	New York
RCG Robstown, LLP	Delaware
Saint Louis Renal Care, LLC	Delaware

EXHIBIT B

Form of

AMENDMENT TO TRANSFERRING AFFILIATE LETTER

AMENDMENT NO. 2

Dated as of June 16, 2010

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of June 16, 2010 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the ‘‘Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the ‘‘Transferring Affiliates”).

PRELIMINARY STATEMENT

A. The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the RPA referred to therein.

B. The parties hereto desire to amend the list of Transferring Affiliates under the Transferring Affiliate Letter by (i) terminating certain Existing Transferring Affiliates as specified in Section 1(b) below that have become dormant and have ceased to generate Receivables or have merged with other Transferring Affiliates and (ii) adding the New Transferring Affiliates.

C. The parties hereto desire to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

(a) New Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter. Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

(b) Terminated Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter. From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables under the Transferring Affiliate Letter and shall cease to be “Transferring Affiliates” thereunder, except with respect to Receivables that arose prior to the date hereof:

Terminated Transferring Affiliates:

Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.
Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.
RCG Whitehaven, LLC
RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller, the New Transferring Affiliates, and the Existing Transferring Affiliates, and (ii) the effectiveness of Amendment No. 1 to the TAA of even date herewith.

Section  3. Covenants, Representations and Warranties of the Transferring Affiliates.

3.1 Upon the effectiveness of this Amendment, each Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2 Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

Section 4. Reference to and Effect on the Transferring Affiliate Letter.

4.1 Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2 Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care,
Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

By:
Name:

Title:

Existing Transferring Affiliates:

Apheresis Care Group, Inc.
Bio-Medical Applications Management Company, Inc.
Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Amarillo, Inc.
Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Blue Springs, Inc.
Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of California, Inc.
Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Fremont, Inc.
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Georgia, Inc.
Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Humacao, Inc.
Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Indiana, Inc.
Bio-Medical Applications of Kansas, Inc.

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

Bio-Medical Applications of Kentucky, Inc.
Bio-Medical Applications of Long Beach, Inc.
Bio-Medical Applications of Los Gatos, Inc.
Bio-Medical Applications of Louisiana, LLC
Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Manchester, Inc.
Bio-Medical Applications of Maryland, Inc.
Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Michigan, Inc.
Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of Nevada, Inc.
Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Jersey, Inc.
Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of Northeast D.C., Inc.
Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Ponce, Inc.
Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Rhode Island, Inc.
Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of Southeast Washington, Inc.
Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of the District of Columbia, Inc.
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of West Virginia, Inc.
Bio-Medical Applications of Wisconsin, Inc.
Bio-Medical Applications of Woonsocket, Inc.
Bio-Medical Applications of Wyoming, LLC
Brevard County Dialysis, LLC
Clayton County Dialysis, LLC
Clermont Dialysis Center, LLC
Columbus Area Renal Alliance, LLC
Conejo Valley Dialysis, Inc.
Dialysis America Georgia, LLC
Dialysis Associates of Northern New Jersey, L.L.C.

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

Dialysis Associates, LLC
Dialysis Centers of America — Illinois, Inc.
Dialysis Management Corporation
Dialysis Services of Atlanta, Inc.
Dialysis Services of Cincinnati, Inc.
Dialysis Services of Southeast Alaska, LLC
Dialysis Services, Inc.
Dialysis Specialists of Marietta, Ltd.
Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Tulsa, Inc.
Douglas County Dialysis, LLC
Doylestown Acute Renal Services, L.L.C.
Du Page Dialysis, Ltd.
Everest Healthcare Holdings, Inc.
Everest Healthcare Indiana, Inc.
Everest Healthcare Ohio, Inc.
Everest Healthcare Rhode Island, Inc.
Everest Healthcare Texas Holding Corp.
Everest Healthcare Texas, L.P.
FMS Philadelphia Dialysis, LLC
Fondren Dialysis Clinic, Inc.
Fort Scott Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc.
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care
Health Plan, Inc.)
Fresenius Management Services, Inc.
Fresenius Medical Care Comprehensive CKD Services, Inc.
Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius Medical Care Dialysis Services — Oregon, LLC
Fresenius Medical Care Healthcare Recruitment, LLC
Fresenius Medical Care Holdings, Inc.
Fresenius Medical Care of Illinois, LLC
Fresenius Medical Care Pharmacy Services, Inc.
Fresenius Medical Care PSO, LLC
Fresenius Medical Care Rx, LLC
Fresenius Medical Care Ventures Holding Company, Inc.
Fresenius Medical Care Ventures, LLC
Fresenius USA Manufacturing, Inc.
Fresenius USA Marketing, Inc.
Fresenius USA, Inc.
Gulf Region Mobile Dialysis, Inc.
Haemo-Stat, Inc.
Henry Dialysis Center, LLC
Holton Dialysis Clinic, LLC
Home Dialysis of America, Inc.
Home Dialysis of Muhlenberg County, Inc.
Homestead Artificial Kidney Center, Inc.
Integrated Renal Care of the Pacific, LLC
Jefferson County Dialysis, Inc.
KDCO, Inc.

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

Kentucky Renal Care Group, LLC
Lawton Dialysis, Inc.
Little Rock Dialysis, Inc.
Maumee Dialysis Services, LLC
Metro Dialysis Center — Normandy, Inc.
Metro Dialysis Center — North, Inc.
Miami Regional Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc.
National Medical Care, Inc.
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.
Nephromed LLC
NMC Services, Inc.
NNA Management Company of Kentucky, Inc.
NNA Management Company of Louisiana, Inc.
NNA of Alabama, Inc.
NNA of East Orange, L.L.C.
NNA of Florida, LLC
NNA of Georgia, Inc.
NNA of Harrison, L.L.C.
NNA of Louisiana, LLC
NNA of Nevada, Inc.
NNA of Newark, L.L.C.
NNA of Oklahoma, Inc.
NNA of Oklahoma, L.L.C.
NNA of Rhode Island, Inc.
NNA of Toledo, Inc.
NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C.
Norcross Dialysis Center, LLC
North Buckner Dialysis Center, Inc.
Northeast Alabama Kidney Clinic, Inc.
Northern New Jersey Dialysis, L.L.C.
Physicians Dialysis Company, Inc.
QualiCenters Albany, Ltd.
QualiCenters Bend, LLC
QualiCenters Coos Bay, Ltd.
QualiCenters Eugene-Springfield Ltd.
QualiCenters Inland Northwest LLC
QualiCenters Pueblo, LLC
QualiCenters Salem, LLC
QualiCenters Sioux City LLC
Qualicenters, Inc.
RCG Bloomington, LLC
RCG East Texas, LLP
RCG Indiana, L.L.C.
RCG Irving, LLP
RCG Martin, LLC
RCG Memphis East, LLC
RCG Memphis, LLC

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

RCG Mississippi, Inc.
RCG University Division, Inc.
RCG West Health Supply, L.C.
Renaissance Health Care, Inc.
Renal Care Group Alaska, Inc.
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.
Renal Care Group Northwest, Inc.
Renal Care Group of the Midwest, Inc.
Renal Care Group of the Ozarks, LLC
Renal Care Group of the Rockies, LLC
Renal Care Group of the South, Inc.
Renal Care Group of the Southeast, Inc.
Renal Care Group Ohio, Inc.
Renal Care Group South New Mexico, LLC
Renal Care Group Southwest Holdings, Inc.
Renal Care Group Southwest Michigan, LLC
Renal Care Group Southwest, L.P.
Renal Care Group Texas, Inc.
Renal Care Group Texas, LP
Renal Care Group Toledo, LLC
Renal Care Group Westlake, LLC
Renal Care Group, Inc.
Renal Care Group-Harlingen, L.P.
Renal Solutions, Inc.
RenalPartners, Inc.
Renex Corp.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.
Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Tampa, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Facilities, Inc.
S.A.K.D.C., Inc.
San Diego Dialysis Services, Inc.
Santa Barbara Community Dialysis Center, Inc.
Smyrna Dialysis Center, LLC
SORB Technology, Inc.
Spectra Diagnostics, LLC
Spectra East, Inc.
Spectra Laboratories, Inc.

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

Spectra Medical Data Processing, LLC
Spectra Renal Research, LLC
SSKG, Inc.
St. Louis Regional Dialysis Center, Inc.
STAT Dialysis Corporation
Stone Mountain Dialysis Center, LLC
Stuttgart Dialysis, LLC
Tappahannock Dialysis Center, Inc.
Terrell Dialysis Center, L.L.C.
Three Rivers Dialysis Services, LLC
U.S. Vascular Access Holdings, LLC
Warrenton Dialysis Facility, Inc.
West End Dialysis Center, Inc.
West Palm Dialysis, LLC
Wharton Dialysis, Inc.
WSKC Dialysis Services, Inc.
Terminated Transferring Affiliates:
Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.
Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.
RCG Whitehaven, LLC

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter

RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

By:
Name:

Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:

Title:

Signature Page Amendment No. 2 to Amended
and Restated Transferring Affiliate Letter